Filed Pursuant to Rule 497
File No. 333-219377
Rule 482ad

MVC Capital, Inc. Announces Underwriters’ Exercise of Over-Allotment Option of Senior Notes

Purchase, NY — November 20, 2017 -  MVC Capital, Inc. (NYSE:MVC) (the “Company” or “MVC”), a publicly traded business development company (BDC) that makes private debt and equity investments, announced that following the closing of its recently completed public offering of $100,000,000 aggregate principal amount of its 6.25% senior notes due November 30, 2022 (the “Notes”), the underwriters have exercised their option to purchase an additional $15 million in aggregate principal amount of Notes. After deducting underwriting fees and discounts and estimated expenses, the offering, including the exercise of the over-allotment resulted in net proceeds to the Company of approximately of $111.3 million.

The Notes began trading on the New York Stock Exchange under the trading symbol “MVCD” today. The Company intends to use the net proceeds from this offering to redeem outstanding indebtedness under its 7.25% Notes due 2023, which currently amounts to approximately $114.4 million plus accrued interest.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), and BB&T Capital Markets, a division of BB&T Securities, LLC, acted as joint book-running managers. B. Riley FBR, Inc., JMP Securities LLC, Oppenheimer & Co. Inc., William Blair & Company, L.L.C. and Maxim Group LLC acted as co-managers.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities, nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

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About MVC Capital, Inc.

MVC Capital is a business development company traded on the New York Stock Exchange that provides long-term debt and equity investment capital to fund growth, acquisitions and recapitalizations of companies in a variety of industries. For additional information about MVC, please visit MVC’s website at www.mvccapital.com.

Forward Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Investor Relations

Jackie Rothchild

MVC Capital

914-510-9400

Media Inquiries

Joele Frank, Wilkinson Brimmer Katcher

Andy Brimmer / Carrie Klapper

212-355-4449